Pension Plans And Other Post-Retirement Benefits (Schedule Of Net Periodic Benefit Cost Not Yet Recognized) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Pension Benefits [Member]
Net actuarial loss	$ 87,930	$ 79,639
Prior service cost (credit)	4,419	1,374
Total recognized in regulatory assets	92,349	81,013
Other Postretirement Benefits [Member]
Net actuarial loss	14,469	18,356
Prior service cost (credit)	(2,926)	(359)
Total recognized in regulatory assets	$ 11,543	$ 17,997